EXHIBIT 99.1

Carnival Corporation & plc Announces the Redemption of Existing $1.0 Billion 10.500% Senior Unsecured Notes due 2030 and Launch of New Senior Unsecured Notes Offering for Interest Expense Reduction

MIAMI, February 18, 2025 /PRNewswire/ -- Carnival Corporation & plc (NYSE/LSE: CCL; NYSE: CUK) today announced that Carnival Corporation (the “Company”) commenced a private offering (the “Notes Offering”) of new senior unsecured notes in an aggregate principal amount of $1.0 billion, expected to mature in 2030 (the “Notes”), to refinance the Company’s $1.0 billion 10.500% senior unsecured notes due 2030 (the “2030 Unsecured Notes”), expecting to reduce interest expense. In addition, the indenture that will govern the Notes is expected to have investment grade-style covenants.

The Company issued a conditional notice of redemption for the entire outstanding principal amount of the 2030 Unsecured Notes to be redeemed on or about February 28, 2025, at a redemption price equal to 100.0% of the principal amount of the 2030 Unsecured Notes to be redeemed, plus the applicable “make-whole” premium and accrued and unpaid interest to, but excluding, the redemption date. The Company expects to fund the redemption using the net proceeds from the Notes Offering and cash on hand. The redemption is conditioned on the closing of the Notes Offering.

This press release does not constitute a notice of redemption with respect to the 2030 Unsecured Notes.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act.

The Notes will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to purchase the Notes or any other securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such offering, solicitation or sale would be unlawful.

About Carnival Corporation & plc

Carnival Corporation & plc is the largest global cruise company, and among the largest leisure travel companies, with a portfolio of world-class cruise lines - AIDA Cruises, Carnival Cruise Line, Costa Cruises, Cunard, Holland America Line, P&O Cruises (Australia), P&O Cruises (UK), Princess Cruises, and Seabourn.

Cautionary Note Concerning Forward-Looking Statements

Carnival Corporation and Carnival plc and their respective subsidiaries are referred to collectively in this press release as “Carnival Corporation & plc,” “our,” “us” and “we.” Some of the statements, estimates or projections contained in this press release are “forward-looking statements” that involve risks, uncertainties and assumptions with respect to us, including some statements concerning the financing transactions described herein, future results, operations, outlooks, plans, goals, reputation, cash flows, liquidity and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts are statements that could be deemed forward-looking. These statements are based on current expectations, estimates, forecasts and projections about our business and the industry in which we operate and the beliefs and assumptions of our management. We have tried, whenever possible, to identify these statements by using words like “will,” “may,” “could,” “should,” “would,” “believe,” “depends,” “expect,” “goal,” “aspiration,” “anticipate,” “forecast,” “project,” “future,” “intend,” “plan,” “estimate,” “target,” “indicate,” “outlook,” and similar expressions of future intent or the negative of such terms.

Forward-looking statements include those statements that relate to our outlook and financial position including, but not limited to, statements regarding:

•	Interest, tax and fuel expenses
•	Liquidity and credit ratings
•	The transactions described herein

Because forward-looking statements involve risks and uncertainties, there are many factors that could cause our actual results, performance or achievements to differ materially from those expressed or implied by our forward-looking statements. This note contains important cautionary statements of the known factors that we consider could materially affect the accuracy of our forward-looking statements and adversely affect our business, results of operations and financial position. These factors include, but are not limited to, the following:

•	Events and conditions around the world, including geopolitical uncertainty, war and other military actions, pandemics, inflation, higher fuel prices, higher interest rates and other general concerns impacting the ability or desire of people to travel could lead to a decline in demand for cruises as well as have significant negative impacts on our financial condition and operations.
•	Incidents concerning our ships, guests or the cruise industry may negatively impact the satisfaction of our guests and crew and lead to reputational damage.
•	Changes in and non-compliance with laws and regulations under which we operate, such as those relating to health, environment, safety and security, data privacy and protection, anti-money laundering, anti-corruption, economic sanctions, trade protection, labor and employment, and tax may be costly and lead to litigation, enforcement actions, fines, penalties and reputational damage.
•	Factors associated with climate change, including evolving and increasing regulations, increasing global concern about climate change and the shift in climate conscious consumerism and stakeholder scrutiny, and increasing frequency and/or severity of adverse weather conditions could have a material impact on our business.
•	Inability to meet or achieve our targets, goals, aspirations, initiatives, and our public statements and disclosures regarding them, including those related to sustainability matters, may expose us to risks that may adversely impact our business.
•	Cybersecurity incidents and data privacy breaches, as well as disruptions and other damages to our principal offices, information technology operations and system networks and failure to keep pace with developments in technology have adversely impacted and may in the future materially adversely impact our business operations, the satisfaction of our guests and crew and may lead to fines, penalties and reputational damage.
•	The loss of key team members, our inability to recruit or retain qualified shoreside and shipboard team members and increased labor costs could have an adverse effect on our business and results of operations.
•	Increases in fuel prices, changes in the types of fuel consumed and availability of fuel supply may adversely impact our scheduled itineraries and costs.
•	We rely on suppliers who are integral to the operations of our businesses. These suppliers and service providers may be unable to deliver on their commitments, which could negatively impact our business.
•	Fluctuations in foreign currency exchange rates may adversely impact our financial results.

•	Overcapacity and competition in the cruise and land-based vacation industry may negatively impact our cruise sales, pricing and destination options.

•	Inability to implement our shipbuilding programs and ship repairs, maintenance and refurbishments may adversely impact our business operations and the satisfaction of our guests.
•	We require a significant amount of cash to service our debt and sustain our operations. Our ability to generate cash depends on many factors, including those beyond our control, and we may not be able to generate cash required to service our debt and sustain our operations.
•	Our substantial debt could adversely affect our financial health and operating flexibility.
•	The risk factors included in Carnival Corporation’s and Carnival plc’s Annual Report on Form 10-K filed with the SEC on January 27, 2025.

The ordering of the risk factors set forth above is not intended to reflect our indication of priority or likelihood. Additionally, many of these risks and uncertainties are currently, and in the future may continue to be, amplified by our substantial debt balance incurred during the pause of our guest cruise operations. There may be additional risks that we consider immaterial or which are unknown.

Forward-looking statements should not be relied upon as a prediction of actual results. Subject to any continuing obligations under applicable law or any relevant stock exchange rules, we expressly disclaim any obligation to disseminate, after the date of this document, any updates or revisions to any such forward-looking statements to reflect any change in expectations or events, conditions or circumstances on which any such statements are based.

Forward-looking and other statements in this document may also address our sustainability progress, plans, and goals (including climate change and environmental-related matters). In addition, historical, current, and forward-looking sustainability- and climate-related statements may be based on standards and tools for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions and predictions that are subject to change in the future and may not be generally shared.

SOURCE Carnival Corporation & plc

Carnival Corporation & plc Media Contact: Jody Venturoni, Carnival Corporation, jventuroni@carnival.com, (469) 797-6380

Carnival Corporation & plc Investor Relations Contact: Beth Roberts, Carnival Corporation, eroberts@carnival.com, (305) 406-4832